EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO S
ECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ian Spowart, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of Liberty Energy Corp. for the year ended July 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Liberty Energy Corp.

Dated: November 9, 2011

/s/ Ian Spowart
Ian Spowart
President and Director
(Principal Executive Officer)
Liberty Energy Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Liberty Energy Corp. and will be retained by Liberty Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.